                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 15, 1999

               AmeriCredit Automobile Receivables Trust 1999-A
            (Exact Name of Registrant as specified in its charter)



         United States                 333-36365                 88-0359494
         -------------                 ---------                 ----------
 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                  Identification Number)


                            c/o AmeriCredit Financial
                                  Services, Inc.
                           Attention:  Daniel E. Berce
                                200 Bailey Avenue
                              Fort Worth, TX  76107
                              (Address of Principal
                                Executive Office)

                                  (817) 332-7000
                            Registrant's phone number

Item 5.        Other Events

     Information relating to distributions to Noteholders for the February, 1999 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, and the Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of February 12, 1999 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.        Financial Statements, Exhibits

 Exhibit No.      Exhibit
 -----------      -------
    99.1          Preliminary Servicer's Certificate and Servicer's Certificate
                  for the February, 1999 Collection Period relating to the
                  Notes issued by the Registrant pursuant to the Agreement.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 1999-A

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/  Daniel E. Berce
     Daniel E. Berce
     Vice Chairman and
     Chief Financial Officer



March 15, 1999

                                EXHIBIT INDEX

 Exhibit
 -------
   99.1               Preliminary Servicer's Certificate and Servicer's
                      Certificate for the February, 1999 Collection Period
                      relating to the Notes issued by the Registrant.